                                                                 EXHIBIT 7(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Pre-effective Amendment No. 1 to the registration statement on Form S-6 (the "Registration Statement") of our report dated February 17, 1995, relating to the consolidated financial statements of National Life Insurance Company, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in the Prospectus.


PRICE WATERHOUSE LLP
Hartford, Connecticut
December 28, 1995